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                                                                    Exhibit 99.2


      Certification of the Director, President and Chief Executive Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



In connection with the quarterly report of Markland Technologies, Inc. (the "Company") on Form 10-QSB for the six months ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Del Kintner, Director, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Delmar R. Kintner
-----------------------------------------------
Delmar R. Kintner
Director, President and Chief Executive Officer


Date: February 14, 2003